Exhibit 99.1

CULP ANNOUNCES RESULTS FOR FIRST QUARTER FISCAL 2025, HIGHLIGHTED BY

A 14.2% SEQUENTIAL INCREASE IN SALES AND STABLE CASH POSITION;

PROVIDES UPDATE ON RESTRUCTURING AND IMPROVED FINANCIAL OUTLOOK

HIGH POINT, N.C. (September 4, 2024) ─ Culp, Inc. (NYSE: CULP) (together with its consolidated subsidiaries, “CULP”) today reported financial and operating results for the first quarter ended July 28, 2024.

Fiscal 2025 First Quarter Financial Highlights

▪
Consolidated net sales of $56.5 million

- up 14.2% compared sequentially to last quarter

- sequentially, upholstery fabrics segment sales up 19.7% and inventory down 4.6%,

mattress fabrics segment sales up 9.0% and inventory down 8.6%

▪
Year-over-year and sequential operating improvement in upholstery fabrics segment

- segment operating income of $1.7 million, up 28.9% year-over-year and 75.6% sequentially

- segment operating margin of 6.0% for the quarter

▪
GAAP consolidated loss from operations of $(6.9) million (includes $2.7 million in restructuring expense and related charges)

- Non-GAAP loss from operations of $(4.1) million (see reconciliation table on page 12)

- Operating performance for the quarter affected by manufacturing inefficiencies primarily related to the significant restructuring activity underway in the mattress fabrics segment

▪
$13.5 million in cash, $4.0 million in outstanding borrowings used to fund worldwide working capital and restructuring initiatives

- Stable net cash position of $9.5 million (see reconciliation table on page 8), with only

$560,000 use of cash since end of fiscal 2024 despite significant restructuring activity

Financial Outlook

▪
Due to the significant restructuring activity underway, the company is only providing limited financial guidance at this time.

- Consolidated net sales for second quarter expected to be flat sequentially

- As a result of the restructuring initiatives, currently expect to return to near break-even adjusted EBITDA (excluding restructuring and related charges) in the second quarter of fiscal 2025, and to return to positive consolidated adjusted operating income (excluding restructuring and related charges) in the third quarter of fiscal 2025.

▪
The company’s expectations are based on information available at the time of this press release and reflect certain assumptions by management regarding the company’s business and trends and the projected impact of restructuring actions and ongoing external headwinds.

Iv Culp, President and Chief Executive Officer of Culp, Inc., said, “Our sales results for the first quarter reflected strong sequential improvement as compared to the fourth quarter of last fiscal year, with mattress fabrics sales up 9.0% and upholstery fabrics sales up 19.7%. While we continue to experience challenged macro industry conditions, our sequential sales growth was better than expected, and year-over-year consolidated sales were flat despite the overall industry weakness.

"Our upholstery fabrics segment also delivered a significant improvement in operating income, both year-over-year and sequentially, with 6.0% operating margins for the quarter. The strategic actions we have taken in this segment are working, as we have reduced our cost structure while maintaining and enhancing our ability to grow sales. However, as expected, operating performance for our mattress

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CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

fabrics segment was pressured by manufacturing inefficiencies primarily related to our significant restructuring activity. While this negatively and disproportionately affected operating performance for the quarter, our use of cash was minimal, with our net cash position only $560,000 lower as compared to the end of fiscal 2024. We are pleased that both segments reduced inventory from the end of fiscal 2024 despite the strong sequential increase in sales.

"We are also encouraged by the progress of our restructuring initiatives. While mattress fabrics operating results are being pressured by these actions in the first half of the fiscal year, especially in the first quarter, we believe we are on schedule to deliver our targeted improvement outcomes, including a return to near break-even adjusted EBITDA in the second quarter and a return to positive consolidated adjusted operating income in the third quarter. The restructuring is a significant undertaking that impacts people, plant consolidations, equipment relocation, and process improvements, but with it, we are successfully lowering our cost structure despite weak demand. We are extremely thankful for our dedicated employees as they execute our plan to return to profitable operating results post-restructuring.

"Looking ahead, we are encouraged by (1) our solid and improving market positions in both businesses; (2) our consistently profitable upholstery fabrics business; (3) expected further improvement in our hospitality fabrics and Read Window businesses; and (4) the steady progress we are making to restructure our mattress fabrics business. We anticipate industry conditions may remain pressured during fiscal 2025, although we also believe there is some stabilizing of industry trends. We expect the strategic actions we are taking will position us for a return to profitability at current demand levels and further growth opportunities as market conditions improve," added Culp.

Restructuring Update

The restructuring plan announced on May 1, 2024, primarily focused on the company's mattress fabrics segment, is progressing as planned. The consolidation of the company's sewn mattress cover operation in Haiti was completed during the first quarter, and the consolidation of the company's North American mattress fabrics operation is well underway (including the phased wind-down and closure of its manufacturing facility in Canada and move of certain knitting and finishing equipment to its facility in North Carolina).

The company still expects to generate $10.0 - $11.0 million in annualized savings and operating improvements after the restructuring initiatives are fully implemented by the end of the calendar year, with most of the restructuring benefit realized during the second half of fiscal 2025.

In addition, based on restructuring activities that have been completed along with updated estimates on those that remain in process, the company now expects to incur total restructuring and restructuring-related costs and charges of $5.1 million in fiscal 2025, of which $3.0 million is now expected to be cash expenditures. The company expects to fund approximately $2.0 million of the cash costs with proceeds from the sale of excess manufacturing equipment and proceeds from a building lease termination in Haiti.

These restructuring and restructuring-related costs and charges exclude any gain on the sale of real estate, the amount and timing of which is currently unknown but which will ultimately reduce the amount of the restructuring charges incurred. The company is actively marketing and showing the real estate, and currently anticipates receiving approximately $9.0 to $10.0 million in cash proceeds (net of all taxes and commissions) from its eventual sale.

First Quarter Fiscal 2025 Results versus First Quarter Fiscal 2024 Results

▪
Net sales were $56.5 million, down 0.2 percent compared with the prior-year period, with mattress fabrics sales down 3.9 percent, and upholstery fabrics sales up 3.7 percent.
▪
Loss from operations was $(6.9) million (which included $2.7 million in restructuring expense and related charges during the period), compared with a loss from operations of $(3.1) million for the prior-year period (which included $517,000 in restructuring and related charges during the period).
▪
Adjusted loss from operations was $(4.1) million, compared with an adjusted loss from operations of $(2.6) million for the prior-year period. (See reconciliation table on page 12).

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CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

Operating performance compared to the first quarter of fiscal 2024 was negatively affected by manufacturing inefficiencies primarily related to significant restructuring activity underway in the mattress fabrics segment.
▪
Net loss was $(7.3) million, or $(0.58) per diluted share, compared with a net loss of $(3.3) million, or $(0.27) per diluted share, for the prior-year period. The effective tax rate for the first quarter was negative (3.4) percent, reflecting the company’s mix of taxable income between its U.S. and foreign jurisdictions during the period.

Business Segment Highlights

Mattress Fabrics Segment (“CHF”)

▪
Sales for this segment were $28.1 million for the first quarter, down 3.9 percent compared with sales of $29.2 million in the first quarter of fiscal 2024. Sequentially, sales were up 9.0 percent compared with sales of $25.8 million for the fourth quarter of fiscal 2024.

▪
While year-over-year sales were affected by weakness in the domestic mattress industry, the sequential improvement in sales was driven by higher order levels, which CHF believes are indicative of its product innovation and improving market position.

▪
Operating loss was $(3.5) million for the first quarter, compared to an operating loss of $(1.4) million in the prior-year period. Operating performance for the quarter was pressured by lower year-over-year sales volume and manufacturing inefficiencies, including inefficiencies related to the significant restructuring initiatives to wind-down CHF's Canadian operation and move certain knitting and finishing equipment to Stokesdale, North Carolina.

Upholstery Fabrics Segment (“CUF”)

▪
Sales for this segment were $28.5 million for the first quarter, up 3.7 percent compared with sales of $27.4 million in the first quarter of fiscal 2024. Sequentially, sales were up 19.7 percent compared with sales of $23.8 million for the fourth quarter of fiscal 2024.

▪
Sales for CUF's residential fabric business and hospitality/contract fabric business (including Read Window) were both higher than the prior-year period and higher sequentially, driven by stronger demand (and, with respect to the sequential improvement in residential fabric, partially affected by the timing of Chinese New Year, which pressured sales during the fourth quarter of fiscal 2024).

▪
Sales from CUF’s hospitality/contract business accounted for approximately 33 percent of CUF's total sales during the first quarter.

▪
Operating income was $1.7 million for the first quarter, compared with operating income of $1.3 million in the first quarter of fiscal 2024. Operating margin for the first quarter of fiscal 2025 was 6.0 percent, compared with 4.8 percent for the first quarter of fiscal 2024. Operating performance for the first quarter of fiscal 2025, as compared to the prior-year period, was positively affected by higher sales, lower fixed costs, and lower SG&A, offset somewhat by higher freight costs.

Balance Sheet, Cash Flow, and Liquidity

▪
As of July 28, 2024, the company reported $13.5 million in total cash and $4.0 million in outstanding debt under the company's China credit facility.

▪
Cash flow from operations and free cash flow were negative $(206,000) and negative $(550,000), respectively, for the first three months of fiscal 2025, compared with cash flow from operations and free cash flow of negative $(4.4) million and negative $(4.2) million, respectively for the first three months of fiscal 2024. (See reconciliation table on page 10 of this press release.) The company’s cash flow from operations and free cash flow during the first three months of fiscal 2024 were affected by operating losses, partially offset by lower working capital (mainly from lower inventory balances) and planned strategic investments in capital expenditures mostly related to the mattress fabrics segment. Both segments continue to do an effective job managing inventory during very challenging business conditions.

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CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

▪
Capital expenditures for the first three months of fiscal 2025 were $501,000. The company continues to manage capital investments, focusing on projects that will increase efficiencies and improve quality, especially for the mattress fabrics segment.

▪
As of July 28, 2024, the company had approximately $32.7 million in liquidity consisting of $13.5 million in cash and $19.2 million in borrowing availability under the company's domestic credit facility. The company also had $4.0 million in borrowings outstanding under its China credit facility as of July 28, 2024.

▪
As reflected in the borrowings outstanding, the company intends to utilize some borrowings under its domestic and/or foreign credit facilities during fiscal 2025 in connection with its restructuring activities and to fund worldwide working capital to grow the business. Importantly, the company still expects to maintain a positive net cash position and to fund approximately $2.0 million of the cash costs associated with the restructuring from the eventual sale of excess equipment and proceeds from a building lease termination in Haiti.

▪
Assuming the completion of all restructuring actions and the sale of associated real estate by the end of fiscal 2025, the company currently projects its cash as of the end of fiscal 2025 to be higher than its $10.0 million in cash as of the end of fiscal 2024.

Conference Call

Culp, Inc. will hold a conference call to discuss financial results for the fiscal 2025 first quarter on Thursday, September 5, 2024, at 9:00 a.m. Eastern Time. A live webcast of this call can be accessed on the “Upcoming Events” section on the investor relations page of the company’s website, www.culp.com. A replay of the webcast will be available for 30 days under the “Past Events” section on the investor relations page of the company’s website, beginning at 2:00 p.m. Eastern Time on September 5, 2024.

Investor Relations Contact

Ken Bowling, Executive Vice President, Chief Financial Officer, and Treasurer:

(336) 881-5630

krbowling@culp.com

About the Company

Culp, Inc. is one of the largest marketers of mattress fabrics for bedding and upholstery fabrics for residential and commercial furniture in North America. The company markets a variety of fabrics to its global customer base of leading bedding and furniture companies, including fabrics produced at Culp’s manufacturing facilities and fabrics sourced through other suppliers. Culp has manufacturing and sourcing capabilities located in the United States, Canada, China, Haiti, Turkey, and Vietnam.

Forward Looking Statements

This release contains “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “will,” “may,” “should,” “could,” “potential,” “continue,” “target,” “predict”, “seek,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations, projections, or trends for our future operations, strategic initiatives and plans, restructuring actions, production levels, new product launches, sales, profit margins, profitability, operating (loss) income, capital expenditures, working capital levels, cost savings (including, without limitation, anticipated cost savings from restructuring actions), income taxes, SG&A or other expenses, pre-tax (loss) income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding dividends, share repurchases, liquidity, use of cash and cash requirements, borrowing capacity, investments, potential acquisitions, restructuring and restructuring-related charges, expenses, and/or

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CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

credits, future economic or industry trends, public health epidemics, or future developments. There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, including changes in U.S. trade enforcement priorities, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places. In addition, because our foreign operations use the U.S. dollar as their functional currency, changes in the exchange rate between the local currency of those operations and the U.S dollar can affect our reported profits from those foreign operations. Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the recent coronavirus pandemic, could also adversely affect our operations and financial performance. In addition, the impact of potential asset impairments, including impairments of property, plant, and equipment, inventory, or intangible assets, as well as the impact of valuation allowances applied against our net deferred income tax assets, could affect our financial results. Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability. Also, our success in diversifying our supply chain with reliable partners to effectively service our global platform could affect our operations and adversely affect our financial results. Finally, the future performance of our business also depends on our ability to successfully restructure our mattress fabric operations and return the segment to profitability. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our most recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission.

Many of these factors are macroeconomic in nature and are, therefore, beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from those described in this release as anticipated, believed, estimated, expected, intended, planned or projected. The forward-looking statements included in this release are made only as of the date of this report. Unless required by United States federal securities laws, we neither intend nor assume any obligation to update these forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Additional risks and uncertainties that we do not presently know about or that we currently consider to be immaterial may also affect our business operations or financial results.

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CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

CULP, INC.

CONSOLIDATED STATEMENTS OF NET LOSS

FOR THE THREE MONTHS ENDED JULY 28, 2024, AND JULY 30, 2023

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED
	Amount			Percent of Sales
	(1)	(1)
	July 28,	July 30,	% Over	July 28,	July 30,
	2024	2023	(Under)	2024	2023
Net sales	$56,537	$56,662	(0.2)%	100.0%	100.0%
Cost of sales (1)	(51,461)	(49,577)	3.8%	91.0%	87.5%
Gross profit	5,076	7,085	(28.4)%	9.0%	12.5%
Selling, general and administrative expenses	(9,296)	(9,829)	(5.4)%	16.4%	17.3%
Restructuring expense (2) (3)	(2,631)	(338)	678.4%	4.7%	0.6%
Loss from operations	(6,851)	(3,082)	122.3%	(12.1)%	(5.4)%
Interest expense	(28)	—	100.0%	(0.0)%	—
Interest income	262	345	(24.1)%	0.5%	0.6%
Other (expense) income	(404)	96	(520.8)%	(0.7)%	0.2%
Loss before income taxes	(7,021)	(2,641)	165.8%	(12.4)%	(4.7)%
Income tax expense (4)	(240)	(701)	(65.8)%	(3.4)%	(26.5)%
Net loss	$(7,261)	$(3,342)	117.3%	(12.8)%	(5.9)%

Net loss per share - basic	$(0.58)	$(0.27)	114.8%
Net loss per share - diluted	$(0.58)	$(0.27)	114.8%
Average shares outstanding-basic	12,470	12,332	1.1%
Average shares outstanding-diluted	12,470	12,332	1.1%

Notes

(1) See page 12 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the three months ending July 28, 2024, and July 30, 2023.

(2) During the three-month period ending July 28, 2024, restructuring expense of $2.6 million represents $2.5 million and $132,000, related to the mattress fabrics and upholstery fabrics segments, respectively. The $2.6 million of restructuring expense represents (i) $1.9 million related to the gradual discontinuation of operations and the process of selling the manufacturing facility located in Quebec, Canada, which includes $875,000 of additional depreciation related to the shortening of useful lives of equipment, employee termination benefits of $539,000, lease termination costs of $264,000, impairment charges and losses on the disposal of equipment totaling $95,000, and other associated costs of $90,000; (ii) $470,0000 related to the consolidation of two leased facilities at our mattress cover operation located in Ouanaminthe, Haiti, which includes lease termination costs of $406,000, employee termination benefits of $48,000, and other associated costs of $16,000; (iii) $167,000 of other associated costs related to the relocation of certain equipment from the mattress fabrics manufacturing facility located in Quebec, Canada to the U.S. facility located in Stokesdale, North Carolina; and (iv) $132,000 related to reducing costs within our upholstery fabrics segment which includes employee termination benefits of $102,000 and other associated costs of $30,000.

(3) Restructuring expense of $338,000 for the three-month period ending July 30, 2023, relates to the discontinuation of production of cut and sewn upholstery kits at our facility located in Ouanaminthe, Haiti and represents an impairment charge of $237,000 related mostly to certain machinery and equipment and $101,000 for employee termination benefits.

(4) Percent of sales column for income tax expense is calculated as a percent of loss before income taxes.

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CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

CONSOLIDATED BALANCE SHEETS

JULY 28, 2024, JULY 30, 2023, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	Amounts
	(Condensed)	(Condensed)			(Condensed)
	July 28,	July 30,	Increase (Decrease)		* April 28,
	2024	2023	Dollars	Percent	2024
Current assets
Cash and cash equivalents	$13,472	$16,812	(3,340)	(19.9)%	$10,012
Short-term investments - rabbi trust	954	791	163	20.6%	903
Accounts receivable, net	21,587	22,612	(1,025)	(4.5)%	21,138
Inventories	41,668	43,817	(2,149)	(4.9)%	44,843
Short-term note receivable	268	252	16	6.3%	264
Current income taxes receivable	532	202	330	163.4%	350
Assets held for sale	607	—	607	100.0%	—
Other current assets	3,590	3,578	12	0.3%	3,371
Total current assets	82,678	88,064	(5,386)	(6.1)%	80,881

Property, plant & equipment, net	30,476	34,929	(4,453)	(12.7)%	33,182
Right of use assets	4,483	7,466	(2,983)	(40.0)%	6,203
Intangible assets	1,782	2,158	(376)	(17.4)%	1,876
Long-term investments - rabbi trust	7,089	7,204	(115)	(1.6)%	7,102
Long-term note receivable	1,394	1,661	(267)	(16.1)%	1,462
Deferred income taxes	528	476	52	10.9%	518
Other assets	709	944	(235)	(24.9)%	830
Total assets	$129,139	$142,902	(13,763)	(9.6)%	$132,054

Current liabilities
Line of credit - China	4,017	—	4,017	100.0%	-
Accounts payable - trade	26,540	26,468	72	0.3%	25,607
Accounts payable - capital expenditures	56	257	(201)	(78.2)%	343
Operating lease liability - current	1,565	2,558	(993)	(38.8)%	2,061
Deferred compensation - current	954	791	163	20.6%	903
Deferred revenue	1,600	1,026	574	55.9%	1,495
Accrued expenses	6,097	6,615	(518)	(7.8)%	6,726
Accrued restructuring	633	10	623	N.M.	—
Income taxes payable - current	759	526	233	44.3%	972
Total current liabilities	42,221	38,251	3,970	10.4%	38,107

Operating lease liability - long-term	2,219	2,994	(775)	(25.9)%	2,422
Income taxes payable - long-term	2,180	2,710	(530)	(19.6)%	2,088
Deferred income taxes	6,449	5,864	585	10.0%	6,379
Deferred compensation - long-term	6,946	6,966	(20)	(0.3)%	6,929
Total liabilities	60,015	56,785	3,230	5.7%	55,925
Shareholders' equity	69,124	86,117	(16,993)	(19.7)%	76,129
Total liabilities and shareholders' equity	$129,139	$142,902	(13,763)	(9.6)%	$132,054
Shares outstanding	12,470	12,344	126	1.0%	12,470

* Derived from audited financial statements.

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CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

CULP, INC.

SUMMARY OF CASH AND DEBT

JULY 28, 2024, JULY 30, 2023, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	Amounts
	July 28,	July 30,	April 28,
	2024	2023	2024*
Cash:
Cash and cash equivalents	$13,472	$16,812	$10,012
Less Debt:
Line of credit - China	4,017	—	—
Net Cash Position	$9,455	$16,812	$10,012

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CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

CULP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED JULY 28, 2024, AND JULY 30, 2023

Unaudited

(Amounts in Thousands)

	THREE MONTHS ENDED
	Amounts
	July 28,	July 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(7,261)	$(3,342)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	1,581	1,635
Non-cash inventory credit	(268)	(717)
Amortization	99	96
Stock-based compensation	176	322
Deferred income taxes	60	(86)
Gain on sale of equipment	(4)	(270)
Non-cash restructuring expense	1,643	237
Foreign currency exchange loss (gain)	45	(372)
Changes in assets and liabilities:
Accounts receivable	(445)	2,112
Inventories	3,458	1,792
Other current assets	(221)	(526)
Other assets	90	(134)
Accounts payable	884	(2,353)
Deferred revenue	105	(166)
Accrued restructuring	640	10
Accrued expenses and deferred compensation	(478)	(2,311)
Income taxes	(310)	(362)
Net cash used in operating activities	(206)	(4,435)
Cash flows from investing activities:
Capital expenditures	(501)	(513)
Proceeds from the sale of equipment	37	294
Proceeds from note receivable	90	60
Proceeds from the sale of investments (rabbi trust)	229	780
Purchase of investments (rabbi trust)	(187)	(247)
Net cash (used in) provided by investing activities	(332)	374
Cash flows from financing activities:
Proceeds from line of credit - China	4,010	—
Net cash provided by financing activities	4,010	—
Effect of foreign currency exchange rate changes on cash and cash equivalents	(12)	(91)
Increase (decrease) in cash and cash equivalents	3,460	(4,152)
Cash and cash equivalents at beginning of year	10,012	20,964
Cash and cash equivalents at end of year	$13,472	$16,812
Free Cash Flow (1)	$(550)	$(4,152)

(1) See next page for Reconciliation of Free Cash Flow for the three months ending July 28, 2024, and July 30, 2023.

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CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

CULP, INC.

RECONCILIATION OF FREE CASH FLOW

FOR THE THREE MONTHS ENDED JULY 28, 2024, AND JULY 30, 2023

Unaudited

(Amounts in Thousands)

	THREE MONTHS ENDED
	Amounts
	July 28,	July 30,
	2024	2023
A) Net cash used in operating activities	$(206)	$(4,435)
B) Minus: Capital expenditures	(501)	(513)
C) Plus: Proceeds from the sale of equipment	37	294
D) Plus: Proceeds from note receivable	90	60
E) Plus: Proceeds from the sale of investments (rabbi trust)	229	780
F) Minus: Purchase of investments (rabbi trust)	(187)	(247)
G) Effects of foreign currency exchange rate changes on cash and cash equivalents	(12)	(91)
Free Cash Flow	$(550)	$(4,152)

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CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE THREE MONTHS ENDED JULY 28, 2024, AND JULY 30, 2023

Unaudited

(Amounts in Thousands)

	THREE MONTHS ENDED
	Amounts			Percent of Total Sales
	July 28,	July 30,	% Over	July 28,	July 30,
Net Sales by Segment	2024	2023	(Under)	2024	2023
Mattress Fabrics	$28,076	$29,222	(3.9)%	49.7%	51.6%
Upholstery Fabrics	28,461	27,440	3.7%	50.3%	48.4%
Net Sales	$56,537	$56,662	(0.2)%	100.0%	100.0%

Gross (Loss) Profit				Gross Margin
Mattress Fabrics	$(326)	$1,994	(116.3)%	(1.2)%	6.8%
Upholstery Fabrics	5,518	5,270	4.7%	19.4%	19.2%
Total Segment Gross Profit	5,192	7,264	(28.5)%	9.2%	12.8%
Restructuring Related Charge (1)	(116)	(179)	(35.2)%	(0.2)%	(0.3)%
Gross Profit	$5,076	$7,085	(28.4)%	9.0%	12.5%

Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$3,223	$3,393	(5.0)%	11.5%	11.6%
Upholstery Fabrics	3,806	3,941	(3.4)%	13.4%	14.4%
Unallocated Corporate Expenses	2,267	2,495	(9.1)%	4.0%	4.4%
Selling, General and Administrative Expenses	$9,296	$9,829	(5.4)%	16.4%	17.3%

(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(3,549)	$(1,398)	153.9%	(12.6)%	(4.8)%
Upholstery Fabrics	$1,712	$1,328	28.9%	6.0%	4.8%
Unallocated Corporate Expenses	$(2,267)	$(2,495)	(9.1)%	(4.0)%	(4.4)%
Total Segment Loss from Operations	(4,104)	(2,565)	60.0%	(7.3)%	(4.5)%
Restructuring Related Charge (1)	(116)	(179)	(35.2)%	(0.2)%	(0.3)%
Restructuring Expense (1)	(2,631)	(338)	678.4%	(4.7)%	(0.6)%
Loss from Operations	$(6,851)	$(3,082)	122.3%	(12.1)%	(5.4)%

Return on Capital Employed (ttm) (2)
Mattress Fabrics	(14.6)%	(25.4)%	(42.5)%
Upholstery Fabrics	70.5%	18.2%	287.4%
Unallocated Corporate	N.M.	N.M.	N.M.
Consolidated	(16.3)%	(28.6)%	(43.0)%
Capital Employed (3)
Mattress Fabrics	$56,410	$61,056	(7.6)%
Upholstery Fabrics	6,906	12,357	(44.1)%
Unallocated Corporate	5,171	4,086	26.6%
Consolidated	$68,487	$77,499	(11.6)%

Depreciation Expense by Segment
Mattress Fabrics (4)	$2,297	$1,455	57.9%
Upholstery Fabrics	159	180	(11.7)%
Depreciation Expense	$2,456	$1,635	50.2%

Notes

(1) See page 12 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the three months ending July 28, 2024, and July 30, 2023.

(2) See pages 14 through 17 for calculation of Return on Capital Employed by Segment for the trailing twelve months ending July 28, 2024, and July 30, 2023, and a reconciliation to information from our U.S. GAAP financial statements.

(3) The capital employed balances are as of July 28, 2024, and July 30, 2023.

(4) During the three-month period ending July 28, 2024, depreciation expense for the mattress fabrics segment included additional depreciation expense related to the shortening of useful lives of equipment associated with the gradual discontinuation of operations regarding our manufacturing facility located in Quebec, Canada. The amount of additional depreciation expense was $875,000 and was classified as restructuring expense.

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CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR THREE MONTHS ENDED JULY 28, 2024, AND JULY 30, 2023

Unaudited

(Amounts in Thousands)

	As Reported		Adjusted Results
	July 28,		July 28,
	2024	Adjustments	2024

Net sales	$56,537	—	$56,537
Cost of sales (1)	(51,461)	116	(51,345)
Gross profit	5,076	116	5,192
Selling, general and administrative expenses	(9,296)	—	(9,296)
Restructuring expense (2)	(2,631)	2,631	—
Loss from operations	$(6,851)	2,747	$(4,104)

Notes

(1) During the three-month period ending July 28, 2024, cost of sales included a restructuring related charge totaling $116,000 for losses on the disposal of obsolete inventory related to the gradual discontinuation of operations at our manufacturing facility located in Quebec, Canada.

(2) During the three-month period ending July 28, 2024, restructuring expense of $2.6 million represents $2.5 million and $132,000, related to the mattress fabrics and upholstery fabrics segments, respectively. The $2.6 million of restructuring expense represents (i) $1.9 million related to the gradual discontinuation of operations and the process of selling the manufacturing facility located in Quebec, Canada, which includes $875,000 of additional depreciation related to the shortening of useful lives of equipment, employee termination benefits of $539,000, lease termination costs of $264,000, impairment charges and losses on the disposal of equipment totaling $95,000, and other associated costs of $90,000; (ii) $470,0000 related to the consolidation of two leased facilities at our mattress cover operation located in Ouanaminthe, Haiti, which includes lease termination costs of $406,000, employee termination benefits of $48,000, and other associated costs of $16,000; (iii) $167,000 of other associated costs related to the relocation of certain equipment from the mattress fabrics manufacturing facility located in Quebec, Canada to the U.S. facility located in Stokesdale, North Carolina; and (iv) $132,000 related to reducing costs within our upholstery fabrics segment which includes employee termination benefits of $102,000 and other associated costs of $30,000.

	As Reported		Adjusted Results
	July 30,		July 30,
	2023	Adjustments	2023

Net sales	$56,662	—	$56,662
Cost of sales (1)	(49,577)	179	(49,398)
Gross profit	7,085	179	7,264
Selling, general and administrative expenses	(9,829)	—	(9,829)
Restructuring expense (2)	(338)	338	—
Loss from operations	$(3,082)	517	$(2,565)

Notes

(1) During the three-months ended July 30, 2023, cost of sales included a restructuring related charge totaling $179,000 for the markdowns of inventory related to the discontinuation of production of cut and sewn upholstery kits at the company's facility in Ouanaminthe, Haiti.

(2) Restructuring expense of $338,000 for the three-month period ending July 30, 2023, relates to the discontinuation of production of cut and sewn upholstery kits at our facility located in Ouanaminthe, Haiti and represents an impairment charge of $237,000 related mostly to certain machinery and equipment and $101,000 for employee termination benefits.

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CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

CULP, INC.

CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA

FOR THE TWELVE MONTHS ENDED JULY 28, 2024, AND JULY 30, 2023

Unaudited

(Amounts in Thousands)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	October 29,	January 28,	April 28,	July 28,	July 28,
	2023	2024	2024	2024	2024
Net loss	$(2,424)	$(3,188)	$(4,865)	$(7,261)	$(17,738)
Income tax expense	516	1,027	805	240	2,588
Interest income, net	(282)	(284)	(252)	(234)	(1,052)
Depreciation expense	1,617	1,646	1,623	1,581	6,467
Restructuring (credit) expense	144	(50)	204	2,631	2,929
Restructuring related charge (credit)	(78)	(61)	—	116	(23)
Amortization expense	97	98	99	99	393
Stock based compensation	163	262	168	176	769
Adjusted EBITDA	$(247)	$(550)	$(2,218)	$(2,652)	$(5,667)

% Net Sales	(0.4)%	(0.9)%	(4.5)%	(4.7)%	(2.5)%

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	October 30,	January 29,	April 30,	July 30,	July 30,
	2022	2023	2023	2023	2023
Net loss (1)	$(12,173)	$(8,968)	$(4,681)	$(3,342)	$(29,164)
Income tax expense	1,150	286	798	701	2,935
Interest income, net	(79)	(196)	(239)	(345)	(859)
Depreciation expense	1,719	1,739	1,619	1,635	6,712
Restructuring expense	615	711	70	338	1,734
Restructuring related charge	98	—	—	179	277
Amortization expense	109	109	115	96	429
Stock based compensation	313	322	258	322	1,215
Adjusted EBITDA (1)	$(8,248)	$(5,997)	$(2,060)	$(416)	$(16,721)

% Net Sales	(14.1)%	(11.4)%	(3.4)%	(0.7)%	(7.3)%

% Over (Under)	(97.0)%	(90.8)%	7.7%	537.5%	(66.1)%

(1) Net loss and adjusted EBITDA for the quarter ended October 30, 2022, and the twelve-month period ending July 30, 2023, includes a non-cash charge totaling $5.2 million, which represents a $2.9 million charge for the write down of inventory to its net realizable value associated with the mattress fabrics segment and $2.3 million related to markdowns of inventory estimated based on the company's policy for aged inventory for both the mattress and upholstery fabrics segments.

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CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED JULY 28, 2024

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	July 28, 2024 (1)	Employed (2)	Employed (3)
Mattress Fabrics	$(8,996)	$61,649	(14.6)%
Upholstery Fabrics	6,170	8,746	70.5%
Unallocated Corporate	(9,346)	4,178	N.M.
Consolidated	$(12,172)	$74,574	(16.3)%

Average Capital Employed	As of the three Months July 28, 2024				As of the three Months April 28, 2024				As of the three Months January 28, 2024
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$66,713	31,763	30,663	129,139	$72,060	32,629	27,365	132,054	$75,572	38,085	28,341	141,998
Total liabilities	(10,303)	(24,857)	(24,855)	(60,015)	(9,803)	(25,370)	(20,752)	(55,925)	(8,234)	(32,201)	(20,767)	(61,202)
Subtotal	$56,410	$6,906	5,808	$69,124	$62,257	$7,259	6,613	$76,129	$67,338	$5,884	$7,574	$80,796
Cash and cash equivalents	—	—	(13,472)	(13,472)	—	—	(10,012)	(10,012)	—	—	(12,585)	(12,585)
Short-term investments - Rabbi Trust	—	—	(954)	(954)	—	—	(903)	(903)	—	—	(937)	(937)
Current income taxes receivable	—	—	(532)	(532)	—	—	(350)	(350)	—	—	(476)	(476)
Long-term investments - Rabbi Trust	—	—	(7,089)	(7,089)	—	—	(7,102)	(7,102)	—	—	(7,083)	(7,083)
Deferred income taxes - non-current	—	—	(528)	(528)	—	—	(518)	(518)	—	—	(531)	(531)
Line of credit - China	—	—	4,017	4,017	—	—	—	—	—	—	—	—
Deferred compensation - current	—	—	954	954	—	—	903	903	—	—	937	937
Accrued restructuring			633	633	—	—	—	—	—	—	—	—
Income taxes payable - current	—	—	759	759	—	—	972	972	—	—	1,070	1,070
Income taxes payable - long-term	—	—	2,180	2,180	—	—	2,088	2,088	—	—	2,072	2,072
Deferred income taxes - non-current	—	—	6,449	6,449	—	—	6,379	6,379	—	—	6,177	6,177
Deferred compensation non-current	—	—	6,946	6,946	—	—	6,929	6,929	—	—	6,856	6,856
Total Capital Employed	$56,410	$6,906	$5,171	$68,487	$62,257	$7,259	$4,999	$74,515	$67,338	$5,884	$3,074	$76,296

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CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED JULY 28, 2024

Unaudited

(Amounts in Thousands)

	As of the three Months October 29, 2023				As of the three Months Ended July 30, 2023
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$75,924	35,082	31,154	142,160	$72,286	37,592	33,024	142,902
Total liabilities	(14,739)	(23,758)	(20,035)	(58,532)	(11,230)	(25,235)	(20,320)	(56,785)
Subtotal	$61,185	$11,324	$11,119	$83,628	$61,056	$12,357	$12,704	$86,117
Cash and cash equivalents	—	—	(15,214)	(15,214)	—	—	(16,812)	(16,812)
Short-term investments - Rabbi Trust	—	—	(937)	(937)	—	—	(791)	(791)
Current income taxes receivable	—	—	(340)	(340)	—	—	(202)	(202)
Long-term investments - Rabbi Trust	—	—	(6,995)	(6,995)	—	—	(7,204)	(7,204)
Deferred income taxes - non-current	—	—	(472)	(472)	—	—	(476)	(476)
Deferred compensation - current	—	—	937	937	—	—	791	791
Accrued restructuring	—	—	—	—	—	—	10	10
Income taxes payable - current	—	—	998	998	—	—	526	526
Income taxes payable - long-term	—	—	2,055	2,055	—	—	2,710	2,710
Deferred income taxes - non-current	—	—	5,663	5,663	—	—	5,864	5,864
Deferred compensation non-current	—	—	6,748	6,748	—	—	6,966	6,966
Total Capital Employed	$61,185	$11,324	$3,562	$76,071	$61,056	$12,357	$4,086	$77,499

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Consolidated
Average Capital Employed (2)	$61,649	$8,746	$4,178	$74,574

Notes

(1) See last page of this presentation for calculation.

(2) Average capital employed was computed using the five quarterly periods ending July 28, 2024, April 28, 2024, January 28, 2024, October 29, 2023, and July 30, 2023.

(3) Return on average capital employed represents the twelve months operating (loss) income as of July 28, 2024, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term and long-term investments – Rabbi Trust, income taxes receivable and payable, accrued restructuring, line of credit - China, noncurrent deferred income tax assets and liabilities, and current and non-current deferred compensation.

(4) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

-MORE-

CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED JULY 30, 2023

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	July 30, 2023 (1)	Employed (2)	Employed (3)
Mattress Fabrics	$(17,159)	$67,685	(25.4)%
Upholstery Fabrics	2,781	15,283	18.2%
Unallocated Corporate	(10,434)	3,862	N.M.
Consolidated	$(24,812)	$86,830	(28.6)%

Average Capital Employed	As of the three Months Ended July 30, 2023				As of the three Months Ended April 30, 2023				As of the three Months Ended January 29, 2023
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$72,286	37,592	33,024	142,902	$75,494	39,127	37,562	152,183	$75,393	39,817	35,388	150,598
Total liabilities	(11,230)	(25,235)	(20,320)	(56,785)	(11,387)	(29,638)	(22,078)	(63,103)	(9,511)	(24,367)	(23,216)	(57,094)
Subtotal	$61,056	$12,357	$12,704	$86,117	$64,107	$9,489	$15,484	$89,080	$65,882	$15,450	$12,172	$93,504
Cash and cash equivalents	—	—	(16,812)	(16,812)	—	—	(20,964)	(20,964)	—	—	(16,725)	(16,725)
Short-term investments - Rabbi Trust	—	—	(791)	(791)	—	—	(1,404)	(1,404)	—	—	(2,420)	(2,420)
Current income taxes receivable	—	—	(202)	(202)	—	—	—	—	—	—	(238)	(238)
Long-term investments - Rabbi Trust	—	—	(7,204)	(7,204)	—	—	(7,067)	(7,067)	—	—	(7,725)	(7,725)
Deferred income taxes - non-current	—	—	(476)	(476)	—	—	(480)	(480)	—	—	(463)	(463)
Deferred compensation - current	—	—	791	791	—	—	1,404	1,404	—	—	2,420	2,420
Accrued restructuring	—	—	10	10	—	—	—	—	—	—	—	—
Income taxes payable - current	—	—	526	526	—	—	753	753	—	—	467	467
Income taxes payable - long-term	—	—	2,710	2,710	—	—	2,675	2,675	—	—	2,648	2,648
Deferred income taxes - non-current	—	—	5,864	5,864	—	—	5,954	5,954	—	—	6,089	6,089
Deferred compensation - long-term	—	—	6,966	6,966	—	—	6,842	6,842	—	—	7,590	7,590
Total Capital Employed	$61,056	$12,357	$4,086	$77,499	$64,107	$9,489	$3,197	$76,793	$65,882	$15,450	$3,815	$85,147

-MORE-

CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED JULY 30, 2023

Unaudited

(Amounts in Thousands)

	As of the three Months Ended October 30, 2022				As of the three Months Ended July 31, 2022
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (4)	$78,366	44,934	38,330	161,630	$90,842	51,053	38,595	180,490
Total liabilities	(9,895)	(26,108)	(23,519)	(59,522)	(11,934)	(30,762)	(23,799)	(66,495)
Subtotal	$68,471	$18,826	$14,811	$102,108	$78,908	$20,291	$14,796	$113,995
Cash and cash equivalents	—	—	(19,137)	(19,137)	—	—	(18,874)	(18,874)
Short-term investments - Rabbi Trust	—	—	(2,237)	(2,237)
Current income taxes receivable	—	—	(510)	(510)	—	—	(798)	(798)
Long-term investments - Rabbi Trust	—	—	(7,526)	(7,526)	—	—	(9,567)	(9,567)
Deferred income taxes - non-current	—	—	(493)	(493)	—	—	(546)	(546)
Deferred compensation - current	—	—	2,237	2,237	—	—	—	—
Accrued restructuring	—	—	33	33	—	—	—	—
Income taxes payable - current	—	—	969	969	—	—	587	587
Income taxes payable - long-term	—	—	2,629	2,629	—	—	3,118	3,118
Deferred income taxes - non-current	—	—	5,700	5,700	—	—	6,007	6,007
Deferred compensation - long-term	—	—	7,486	7,486	—	—	9,528	9,528
Total Capital Employed	$68,471	$18,826	$3,962	$91,259	$78,908	$20,291	$4,251	$103,450

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Consolidated
Average Capital Employed (2)	$67,685	$15,283	$3,862	$86,830

Notes

(1) See last page of this presentation for calculation.

(2) Average capital employed was computed using the five quarterly periods ending July 30, 2023, April 30, 2023, January 29, 2023, October 30, 2022, and July 31, 2022.

(3) Return on average capital employed represents the last twelve months operating (loss) income as of July 30, 2023, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term and long-term investments – Rabbi Trust, accrued restructuring, income taxes receivable and payable, noncurrent deferred income tax assets and liabilities, and current and non-current deferred compensation.

(4) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

CULP Announces Results for First Quarter Fiscal 2025

September 4, 2024

CULP INC.

CONSOLIDATED STATEMENTS OF ADJUSTED OPERATING (LOSS) INCOME

FOR THE TWELVE MONTHS ENDED JULY 28, 2024, AND JULY 30, 2023

Unaudited

(Amounts in Thousands)

	Quarter Ended
					Trailing 12
					Months
	10/29/2023	01/28/2024	04/28/2024	07/28/2024	07/28/2024
Mattress Fabrics	$(936)	$(1,582)	$(2,929)	$(3,549)	$(8,996)
Upholstery Fabrics	1,391	2,092	975	1,712	6,170
Unallocated Corporate	(2,628)	(2,361)	(2,090)	(2,267)	(9,346)
Operating loss	$(2,173)	$(1,851)	$(4,044)	$(4,104)	$(12,172)

	Quarter Ended
					Trailing 12
					Months
	10/30/2022	1/29/2023	4/30/2023	7/30/2023	7/30/2023
Mattress Fabrics	$(9,002)	$(4,229)	$(2,530)	$(1,398)	$(17,159)
Upholstery Fabrics	262	(420)	1,611	1,328	2,781
Unallocated Corporate	(2,478)	(2,423)	(3,038)	(2,495)	(10,434)
Operating loss	$(11,218)	$(7,072)	$(3,957)	$(2,565)	$(24,812)

% Over (Under)	(80.6)%	(73.8)%	2.2%	60.0%	(50.9)%

-END-